EXHIBIT 10.2


                               SECOND AMENDMENT TO
               AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

                  SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (the "Second Amendment") dated as of February 24, 1997 among BISCAYNE APPAREL, INC., BISCAYNE APPAREL INTERNATIONAL, INC., MACKINTOSH OF NEW ENGLAND CO., and M & L INTERNATIONAL, INC., (individually, each a "Borrower" and collectively, the "Borrowers" and individually, each a "Guarantor" and collectively, the "Guarantors"), THE CHASE MANHATTAN BANK (successor by merger with The Chase Manhattan Bank, N.A.), CORESTATES BANK, N.A., THE FIRST NATIONAL BANK OF BOSTON, FLEET BANK, N.A. (formerly known as NatWest Bank N.A.), and MILBERG FACTORS, INC. (individually, each a "Lender" and collectively, the "Lenders"), THE CHASE MANHATTAN BANK (successor by merger with The Chase Manhattan Bank, N.A.), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"), and MILBERG FACTORS, INC., as servicing agent for the Lenders (in such capacity, together with its successors in such capacity, the "Servicing Agent").

                  PRELIMINARY STATEMENT. The Borrowers, the Guarantors, the Lenders and the Agents have entered into an Amended and Restated Credit Agreement and Guaranty dated as of March 28, 1996, as amended by a First Amendment and Waiver to Amended and Restated Credit Agreement dated August 30, 1996 (as so amended and waived, the "Credit Agreement"). The terms defined in the Credit Agreement are used in this Second Amendment as in the Credit Agreement unless otherwise defined in this Second Amendment.

                  The Borrowers, the Lenders and the Agents have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) The following definition is added in its proper alphabetical order:

                           "Cash Collateral" means a deposit by Borrowers, made
                  in immediately available funds, to a savings, checking or time deposit account at the Agent or the purchase by the Borrowers of a

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                  certificate of deposit issued by the Agent and the execution of all documents and the taking of all steps required to give the Agent a perfected first priority Lien in such deposit or certificate of deposit.

                  (b) Section 3.01, LETTERS OF CREDIT, is amended by (i) deleting the provisos which begin in line 15 and 16 of the first paragraph thereof and inserting in their place the following:

                  "; provided, further, that Chase will not be required to issue a Letter of Credit with a maturity date later than September 30, 1997; provided; further, that Chase will not be required to issue or amend a Letter of Credit with a maturity date between April 1, 1997 and September 30, 1997 if after giving effect to the issuance thereof or the amendment thereto the aggregate face amount of all Letters of Credit issued by Chase with a maturity date between April 1, 1997 and September 30, 1997 is equal to or greater than Seventeen Million Six Hundred Thousand Dollars ($17,600,000)"

and (ii) adding after the first paragraph thereof the following:

                           "Notwithstanding the foregoing, on April 1, 1997, the
                  Borrowers shall provide a standby letter of credit with an expiration date no earlier than November 30, 1997, in an amount equal to one hundred five percent (105%) of the undrawn face amount of all Letters of Credit outstanding on such date issued by a financial institution acceptable to the Required Lenders and pursuant to which Chase can draw for any unpaid reimbursement obligation in connection with any and all such outstanding Letters of Credit, or in the event that the Required Lenders determine that the proposed financial institutions are not acceptable, the Borrowers shall provide Cash Collateral in an amount equal to one hundred five percent (105%) of the undrawn face amount of all Letters of Credit outstanding on such date."

                  (c) Section 3.03, PAYMENT OF COMMISSIONS, EXPENSES AND INTEREST, is amended deleting the last paragraph therein and inserting in its place the following:

                           "In addition to any and all of Chase's
                  customary issuance fees and other expenses to be paid by each Borrower to Chase for its own account

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                  with respect to a Letter of Credit and Letters of Indemnity, the applicable Borrower shall pay to Chase for the account of the Lenders a drawing fee equal to the greater of: (1) five-sixteenths of one percent (5/16%) of the amount drawn under such Letter of Credit or (2) Chase's then effective minimum charge for a draw under a letter of credit.

                  SECTION 2. CONDITIONS OF EFFECTIVENESS TO THIS SECOND AMENDMENT. This Second Amendment shall become effective on the date on which the Agent shall have received each of the following documents, in form and substance satisfactory to the Agent and its counsel and the Lenders, and each of the following requirements shall have been fulfilled:

                  (1) THIS SECOND AMENDMENT. The Borrowers, the Lenders and the Agents shall each have executed and delivered this Second Amendment; and

                  (2) ADDITIONAL DOCUMENTATION. The Agent shall have received such other approvals, opinions or documents as any Lender may reasonably request.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS.
(a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any present or future right, power or remedy of any Lender or Agent under any of the Facility Documents, nor constitute a waiver of any provision of the Facility Documents, nor constitute a waiver of any Default or Event of Default.

                  SECTION 4. COSTS AND EXPENSES. The Borrowers agree to pay the Agent, the Servicing Agent, and the Lenders on demand all costs, expenses and charges, in connection with the preparation, reproduction, execution, delivery, filing, recording and administration of this Second Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the fees

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and out-of-pocket expenses of counsel for the Agent, the Servicing Agent, and each Lender with respect thereto and with respect to advising the Agent, the Servicing Agent, and each Lender as to its rights and responsibilities under such documents, and all costs and expenses, if any, in connection with the enforcement of any such documents.

                  SECTION 5. GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 6.  HEADINGS.  Section headings in this
Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

                  SECTION 7. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Second Amendment by signing any such counterpart.


                           [INTENTIONALLY LEFT BLANK.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as of the day and year first above written.


                                            BISCAYNE APPAREL, INC.


                                            By______________________________
                                              Name:  Peter Vandenberg Jr.
                                              Title: Vice President


                                            BISCAYNE APPAREL INTERNATIONAL,
                                            INC.


                                            By______________________________
                                              Name:  Peter Vandenberg Jr.
                                              Title: Vice President


                                            MACKINTOSH OF NEW ENGLAND CO.


                                            By______________________________
                                              Name:   Peter Vandenberg Jr.
                                              Title:  Vice President


                                            M & L INTERNATIONAL, INC.


                                            By______________________________
                                              Name:  Peter Vandenberg Jr.
                                              Title: Vice President


                                            THE CHASE MANHATTAN BANK (successor
                                              by merger with The Chase Manhattan
                                              Bank, N.A.), as Lender


                                            By___________________________
                                              Name:
                                              Title:

                                            MILBERG FACTORS, INC., as Lender


                                            By:_____________________________
                                               Name:
                                               Title:


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                                            CORESTATES BANK, N.A., as Lender


                                            By:_____________________________
                                               Name:
                                               Title:



                                            THE FIRST NATIONAL BANK OF BOSTON,
                                              as Lender


                                            By:_____________________________
                                               Name:
                                               Title:


                                            FLEET BANK, N.A. (formerly known as
                                              NatWest Bank N.A.), as Lender


                                            By___________________________
                                              Name:
                                              Title:


                                            THE CHASE MANHATTAN BANK (successor
                                              by merger with The Chase Manhattan
                                              Bank, N.A.), as Agent


                                            By____________________________
                                              Name:
                                              Title:

                                            MILBERG FACTORS, INC., as
                                              Servicing Agent


                                            By:_____________________________
                                               Name:
                                               Title:

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